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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 2, 2006
                                 ---------------

                               DLR FUNDING, INC.
                               -----------------
            (Exact name of registrant as specified in its charter).


          Nevada                                           95-4643533
(State or other jurisdiction                   (IRS Employer Identification No.)
                                                       of incorporation)

                                     0-49880
                            (Commission File Number)

                      501 Main St, Windsor, Colorado 80550
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 970-686-1196
                                  ------------



                -------------------------------------------------
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS
----------------------

The Company had entered into separate "Asset Purchase Agreement" (Example of Agreement is Exhibit "99.1" attached) with Silver Mountain Financial, LLC, Grizzly Creek Leasing, LLC, DK Corporation, and NCFS Funding, LLC. These were originally entered into March 9th, 2006 and modified again May 3rd, 2006 (Example of Amendment to Schedule B of the Asset Purchase Agreement is Exhibit "99.2 attached). These assets were subject to audit verification as to valuation and approval by the sellers creditors. Pursuant to the terms of the "Asset Purchase Agreement" with DK Corporation a Colorado Corporation DBA/ Nationwide Cash Flow Specialists, and NCFS Funding, LLC a Colorado Limited Liability Company the manger and officer David Karst was sent a letter of termination on September 15, 2006 giving those entities till September 22, 2006 to correct the deficiency (Exhibit "99.3" attached).

The Company never received correction as per the agreement with regards to DK Corporation a Colorado Corporation DBA/ Nationwide Cash Flow Specialists, and NCFS Funding, LLC a Colorado Limited Liability Company was terminated and the stock returned to the transfer agent for cancellation.

The Company on August 17, 2006 spoke to David Karst regarding resigning his positions as President of DLR Funding, Inc. which he did on August 18th, 2006.

ITEM 9.01 EXHIBITS
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         Exhibits

Exhibit No.          Description
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99.1                 Example of "Asset Purchase Agreement dated March 9, 2006".

99.2 Amendment to Schedule B of the Asset Purchase Agreement dated May, 3 2006.

99.3 Termination Letter to DK Corporation a Colorado Corporation DBA/ Nationwide Cash Flow Specialists, and NCFS Funding, LLC a Colorado Limited Liability Company dated September 15, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DLR FUNDING, INC.
-----------------
(Registrant)

October 2, 2006
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Date

/s/ Stan Davis
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Stan Davis, President
(Signature)*

*Print name and title of the signing officer under his signature.